MARTIN CURRIE EMERGING MARKETS FUND

Schedule of investments (unaudited)	June 30, 2021

SECURITY	SHARES	VALUE
COMMON STOCKS - 97.0%
COMMUNICATION SERVICES - 11.5%
Diversified Telecommunication Services - 0.6%
Telkom Indonesia Persero Tbk PT	14,981,000	$3,254,578	(a)

Entertainment - 1.6%
Sea Ltd., ADR	31,074	8,532,920	*

Interactive Media & Services - 9.3%
NAVER Corp.	25,143	9,323,509	(a)
Tencent Holdings Ltd.	535,000	40,242,238	(a)

Total Interactive Media & Services		49,565,747

TOTAL COMMUNICATION SERVICES		61,353,245

CONSUMER DISCRETIONARY - 18.3%
Auto Components - 1.0%
Minth Group Ltd.	1,174,000	5,579,672	(a)

Automobiles - 1.7%
Brilliance China Automotive Holdings Ltd.	2,088,000	1,177,883
Maruti Suzuki India Ltd.	76,089	7,701,233	(a)

Total Automobiles		8,879,116

Internet & Direct Marketing Retail - 13.1%
Alibaba Group Holding Ltd.	303,640	8,602,972	*(a)
Alibaba Group Holding Ltd., ADR	95,599	21,679,941	*
JD.com Inc., ADR	106,273	8,481,648	*
Meituan, Class B Shares	470,400	19,428,259	*(a)
Prosus NV	120,335	11,774,253	(a)

Total Internet & Direct Marketing Retail		69,967,073

Textiles, Apparel & Luxury Goods - 2.5%
Titan Co. Ltd.	578,731	13,498,429	(a)

TOTAL CONSUMER DISCRETIONARY		97,924,290

CONSUMER STAPLES - 1.6%
Food & Staples Retailing - 0.4%
Robinsons Retail Holdings Inc.	1,765,945	1,940,834	(a)

Personal Products - 1.2%
LG Household & Health Care Ltd.	4,208	6,584,631	(a)

TOTAL CONSUMER STAPLES		8,525,465

ENERGY - 4.7%
Oil, Gas & Consumable Fuels - 4.7%
Cosan SA, ADR	468,588	8,912,544
Lukoil PJSC, ADR	76,504	7,104,911	(a)
Reliance Industries Ltd.	320,203	9,106,062	(a)

TOTAL ENERGY		25,123,517

See Notes to Schedule of Investments.

Martin Currie Emerging Markets Fund 2021 Quarterly Report	1

MARTIN CURRIE EMERGING MARKETS FUND

Schedule of investments (unaudited) (cont’d)	June 30, 2021

SECURITY	SHARES	VALUE
FINANCIALS - 17.6%
Banks - 12.1%
Bank Rakyat Indonesia Persero Tbk PT	24,247,600	$6,588,658
China Merchants Bank Co. Ltd., Class H Shares	865,500	7,385,261	(a)
Credicorp Ltd.	35,954	4,354,389	*
HDFC Bank Ltd., ADR	102,161	7,470,012	*
ICICI Bank Ltd., ADR	329,674	5,637,426	*
Kotak Mahindra Bank Ltd.	158,900	3,649,549	*(a)
OTP Bank Nyrt	221,702	11,938,372	*(a)
Ping An Bank Co. Ltd., Class A Shares	1,669,000	5,844,180	(a)
Sberbank of Russia PJSC, ADR	334,555	5,550,958	(a)
TCS Group Holding PLC, Registered Shares, GDR	71,571	6,265,525	(a)(b)

Total Banks		64,684,330

Capital Markets - 1.2%
B3 SA - Brasil Bolsa Balcao	1,873,200	6,308,275

Insurance - 4.3%
AIA Group Ltd.	901,800	11,208,184
Ping An Insurance Group Co. of China Ltd., Class H Shares	1,182,500	11,544,674	(a)

Total Insurance		22,752,858

TOTAL FINANCIALS		93,745,463

HEALTH CARE - 2.5%
Health Care Providers & Services - 0.6%
Odontoprev SA	1,275,400	3,359,150

Pharmaceuticals - 1.9%
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H Shares	1,221,500	9,864,759	(a)

TOTAL HEALTH CARE		13,223,909

INDUSTRIALS - 2.0%
Electrical Equipment - 2.0%
Contemporary Amperex Technology Co. Ltd., Class A Shares	130,400	10,800,131	(a)

INFORMATION TECHNOLOGY - 29.7%
Electronic Equipment, Instruments & Components - 5.3%
Delta Electronics Inc.	638,367	6,931,033	(a)
Samsung SDI Co. Ltd.	13,018	8,057,523	(a)
Sunny Optical Technology Group Co. Ltd.	291,300	9,182,248	(a)
Wuxi Lead Intelligent Equipment Co. Ltd., Class A Shares	450,880	4,191,877	(a)

Total Electronic Equipment, Instruments & Components		28,362,681

IT Services - 2.2%
EPAM Systems Inc.	23,660	12,089,314	*

Semiconductors & Semiconductor Equipment - 14.3%
Globalwafers Co. Ltd.	414,000	13,666,981	(a)
SK Hynix Inc.	82,247	9,316,026	(a)

See Notes to Schedule of Investments.

2	Martin Currie Emerging Markets Fund 2021 Quarterly Report

MARTIN CURRIE EMERGING MARKETS FUND

Schedule of investments (unaudited) (cont’d)	June 30, 2021

SECURITY	SHARES	VALUE
Semiconductors & Semiconductor Equipment - (continued)
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	404,946	$48,658,311
Xinyi Solar Holdings Ltd.	2,206,000	4,762,290	(a)

Total Semiconductors & Semiconductor Equipment		76,403,608

Technology Hardware, Storage & Peripherals - 7.9%
Samsung Electronics Co. Ltd.	586,170	42,013,937	(a)

TOTAL INFORMATION TECHNOLOGY		158,869,540

MATERIALS - 7.9%
Chemicals - 5.3%
Asian Paints Ltd.	212,852	8,575,636	(a)
LG Chem Ltd.	21,649	16,343,489	(a)
Orbia Advance Corp. SAB de CV	1,316,225	3,440,779

Total Chemicals		28,359,904

Construction Materials - 1.2%
UltraTech Cement Ltd.	69,427	6,335,974	(a)

Metals & Mining - 1.4%
Antofagasta PLC	375,291	7,454,968	(a)

TOTAL MATERIALS		42,150,846

UTILITIES - 1.2%
Gas Utilities - 1.2%
China Gas Holdings Ltd.	2,042,400	6,232,268	(a)

TOTAL INVESTMENTS - 97.0% (Cost - $409,673,490)		517,948,674
Other Assets in Excess of Liabilities - 3.0%		16,139,666

TOTAL NET ASSETS - 100.0%		$534,088,340

*	Non-income producing security.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (Note 1).

(b)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

Abbreviation(s) used in this schedule:

ADR	— American Depositary Receipts
GDR	— Global Depositary Receipts
PJSC	— Private Joint Stock Company

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

See Notes to Schedule of Investments.

Martin Currie Emerging Markets Fund 2021 Quarterly Report	3

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Martin Currie Emerging Markets Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Global Fund Valuation Committee (formerly known as Legg Mason North Atlantic Fund Valuation Committee prior to March 1, 2021) (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

4

Notes to Schedule of Investments (unaudited) (continued)

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

5

Notes to Schedule of Investments (unaudited) (continued)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)*	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-Term Investments†:
Common Stocks:
Communication Services	$8,532,920	$52,820,325	—	$61,353,245
Consumer Discretionary	31,339,472	66,584,818	—	97,924,290
Energy	8,912,544	16,210,973	—	25,123,517
Financials	41,566,944	52,178,519	—	93,745,463
Health Care	3,359,150	9,864,759	—	13,223,909
Information Technology	60,747,625	98,121,915	—	158,869,540
Materials	3,440,779	38,710,067	—	42,150,846
Other Common Stocks	—	25,557,864	—	25,557,864

Total Investments	$157,899,434	$360,049,240	—	$517,948,674

*

As a result of the fair value pricing procedures for international equities utilized by the Fund, which account for events occurring after the close of the principal market of the security but prior to the calculation of the Fund’s net asset value, certain securities were classified as Level 2 within the fair value hierarchy.

†	See Schedule of Investments for additional detailed categorizations.

6